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EXHIBIT 10.8

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                               SECURITY AGREEMENT
                               ------------------

         THIS AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April 4, 2003 (this "AMENDMENT"), is made by OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), and OVERHILL L.C. VENTURES, INC., a California corporation ("OVERHILL VENTURES" and, together with the Company, and any future direct or indirect Subsidiaries of Company and Overhill Ventures from time to time party hereto, the "DEBTORS" and, individually, a "DEBTOR") in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("SECURED PARTY").

                                    RECITALS
                                    --------

         A. The Company, the parties from time to time a party thereto as Guarantors (including Overhill Ventures) and the Purchaser are parties to that certain Amended and Restated Securities Purchase Agreement dated as of October 29, 2002 (the "AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT"), pursuant to which, among other things, on and as of the Effective Date, (i) the parties amended and restated the Original Securities Purchase Agreement, the Original Note, the Original Warrant and certain other Original Investment Documents and
(ii) the Purchaser consented to the Spin-Off Related Matters, all on the terms and subject to the conditions set forth in the Amended and Restated Securities Purchase Agreement and the Investment Documents.

         B. In connection with the closing of the transactions contemplated by the Amended and Restated Securities Purchase Agreement, the Company and Overhill Ventures executed and delivered in favor of Secured Party that certain Amended and Restated Security Agreement dated as of October 29, 2002 (the "SECURITY AGREEMENT").

         C. The Company, Overhill Ventures, as a Guarantor, and the Purchaser have entered into a First Amendment to Securities Purchase Agreement dated as of April 4, 2003 (the "FIRST AMENDMENT"), pursuant to which, among other things, on and as of the date hereof, the Purchaser is waiving the Specified Events of Default, the Company is issuing and selling to the Purchaser, and the Purchaser is purchasing from the Company, the Bridge Note and the parties are amending the Amended and Restated Securities Purchase Agreement (the Amended and Restated Securities Purchase Agreement, as amended by the First Amendment, is referred to herein as the "SECURITIES PURCHASE AGREEMENT") and certain other Investment Documents, all on the terms and subject to the conditions set forth in the First Amendment. Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

         D. The parties wish to amend Schedule 3 (Bank Accounts, Instruments and Chattel Paper) to the Security Agreement as provided for herein.



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                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO SCHEDULE 3 (BANK ACCOUNTS, INSTRUMENTS AND CHATTEL PAPER) TO SECURITY AGREEMENT. Pursuant to Section 19 of the Security Agreement,
Schedule 3 (Bank Accounts, Instruments and Chattel Paper) to the Security Agreement is hereby amended by replacing such Schedule in its entirety with
Schedule 3 attached hereto which, from and after the date hereof, shall be a part thereof.

         2. ACKNOWLEDGMENT AND CONFIRMATION OF SECURITY INTEREST. Each Debtor hereby confirms and ratifies its prior assignment and grant, and assigns and grants to Secured Party, a continuing, first priority security interest and Lien in all of such Debtor's right, title and interest in, to and under the Collateral, subject only to the Liens of the Senior Lender as provided in the Security Agreement.

         3. RATIFICATION. The Debtors acknowledge that the Security Agreement, as amended hereby, shall remain binding upon each Debtor and all provisions thereof shall remain in full force and effect. Each Debtor expressly ratifies and affirms its obligations to Secured Party under the Security Agreement and the other Collateral Documents.

         4. MISCELLANEOUS.

                  4.1 COMPLETE AGREEMENT. The Security Agreement, as amended by this Amendment, constitutes the complete agreement among the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements, writings, communications or understandings of the parties hereto and thereto, with respect to such matter.

                  4.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  4.3 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF.

                  4.4 NO LIMITATION ON RIGHTS. This Amendment amends the Security Agreement on and as of the date hereof, and the Security Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms. The execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Secured Party under the Security Agreement, as amended hereby, or any other Investment Document, (b) constitute a waiver of any provision in the Security Agreement or any other Investment Document or (c) except as set forth in this Amendment, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or any other Investment Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                    DEBTORS

                                    OVERHILL FARMS, INC., a Nevada corporation

                                    By: /S/ JAMES RUDIS
                                        ----------------------------------------
                                        James Rudis
                                        President and Chief Executive Officer

                                    By: /S/ JOHN STEINBRUN
                                        ----------------------------------------
                                        John Steinbrun
                                        Senior Vice President and Chief
                                          Financial Officer

                                    OVERHILL L.C. VENTURES, INC., a California corporation

                                    By: /S/ JAMES RUDIS
                                        ----------------------------------------
                                        James Rudis
                                        President

                                    By: /S/ RICHARD A. HORVATH
                                        ----------------------------------------
                                        Richard A. Horvath
                                        Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED:
--------------------------

SECURED PARTY
-------------

LEVINE LEICHTMAN CAPITAL PARTNERS II,
L.P., a California limited partnership

By: LLCP California Equity Partners II,
    L.P., a California limited partnership, its
    General Partner

    By: Levine Leichtman Capital Partners, Inc.,
        its General Partner

        By: /S/ STEVEN E. HARTMAN
            -------------------------------
            Steven E. Hartman
            Vice President

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